Morgan Stanley Variable Investment Series  Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	LaFarge SA 5.500% due 7/9/2019
Purchase/Trade Date:	7/6/10
Offering Price of Shares: $99.914
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $670,000
Percentage of Offering Purchased by Fund: 0.122
Percentage of Funds Total Assets: 0.28
 Brokers: Barclays Capital, JPMorgan, Mitsubishi UFJ, Deutsche Bank, Mizuho Securities, RBS, UBS
Purchased from: Barclays Capital

Securities Purchased:	Expedia Inc. 5.950% due 8/15/2020
Purchase/Trade Date:	8/2/2010
Offering Price of Shares: $99.893
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $560,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Funds Total Assets: 0.23
Brokers: BofA Merrill Lynch, Barclays Capital, BNP Paribas, JPMorgan, RBS, Mitsubishi UFJ Securities
Purchased from: JPMorgan

Securities Purchased:	Omnicom Group Inc. 4.450% due 8/15/2020
Purchase/Trade Date:	8/2/2010
Offering Price of Shares: $99.654
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $410,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Funds Total Assets: 0.17
Brokers: JPMorgan, BofA Merrill Lynch, Citi, Deutsche Bank, HSBC,
Morgan Stanley
Purchased from: JPMorgan

Securities Purchased:	Direct TV Holdings LLC 4.600% due 2/15/2021
Purchase/Trade Date:	8/10/2010
Offering Price of Shares: $99.934
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $745,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Funds Total Assets: 0.31
Brokers: Citi, JPMorgan, Credit Suisse, Goldman Sachs, Morgan Stanley, Mitsubishi UFJ
Purchased from: JPMorgan

Securities Purchased:	QEP Resources Inc. 6.875% due 3/1/2021
Purchase/Trade Date:	8/11/2010
Offering Price of Shares: $99.074
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $385,000
Percentage of Offering Purchased by Fund: 0.062
Percentage of Funds Total Assets: 0.16
Brokers: Deutsche Bank Securities, JP Morgan, BofA Merrill Lynch,
BMO Capital Markets, Wells Fargo Securities, Mitsubishi UFJ Securities Purchased from: Deutsche Bank Securities

Securities Purchased:	Ingram Micro Inc. 5.25% due 9/1/2017
Purchase/Trade Date:	8/16/2010
Offering Price of Shares: $99.998
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $735,000
Percentage of Offering Purchased by Fund: 0.245
Percentage of Funds Total Assets: 0.31
Brokers: BofA Merrill Lynch, Morgan Stanley
Purchased from: Banc of America

Securities Purchased: BRE Properties 5.200% due 3/15/2021
Purchase/Trade Date:	9/15/2010
Offering Price of Shares: $99.809
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.158
Percentage of Funds Total Assets: 0.20
Brokers: Deutsche Bank, JPMorgan, Mitsubishi UFJ, RBS, UBS
Purchased from: Greenwich Capital

Securities Purchased:	Wyndham World Corp. 5.750% due 2/1/2018
Purchase/Trade Date:	9/15/2010
Offering Price of Shares: $99.949
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $365,000
Percentage of Offering Purchased by Fund: 0.146
Percentage of Funds Total Assets: 0.15
Brokers: Banc of America Securities, Deutsche Bank Securities,
JPMorgan, RBS Securities
Purchased from: JPMorgan





Securities Purchased:	Weatherford International Ltd.
Purchase/Trade Date:	9/16/2010
Offering Price of Shares: $99.862
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.084
Percentage of Funds Total Assets: 0.29
Brokers: Deutsche Bank, Morgan Stanley, UBS, JPMorgan
Purchased from: Deutsche Bank Securities

Securities Purchased:	DCP Midstream Operating LP
Purchase/Trade Date:	9/23/2010
Offering Price of Shares: $99.922
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $1,350,000
Percentage of Offering Purchased by Fund: 0.540
Percentage of Funds Total Assets: 0.56
Brokers: Morgan Stanley, Barclays Capital, Wells Fargo, Credit Suisse,
Citi
Purchased from: Wachovia Securities

Securities Purchased:	NBC Universal Inc. 4.375% due 4/1/2021
Purchase/Trade Date:	9/27/2010
Offering Price of Shares: $99.975
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $1,045,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Funds Total Assets: 0.44
Brokers: Goldman Sachs, BofA Merrill Lynch, JPMorgan, Morgan Stanley,
Citi
Purchased from: JPMorgan

Securities Purchased:	Celgene Corp. 3.950% due 10/15/2020
Purchase/Trade Date:	10/4/2010
Offering Price of Shares: $99.745
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $414,000
Percentage of Offering Purchased by Fund: 0.083
Percentage of Funds Total Assets: 0.17
Brokers: Citi, JPMorgan, Morgan Stanley
Purchased from: JPMorgan







Securities Purchased:	UIL Holdings Corp. 4.625% due 10/1/2010
Purchase/Trade Date:	10/4/2010
Offering Price of Shares: $99.204
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $1,200,000
Percentage of Offering Purchased by Fund: 0.267
Percentage of Funds Total Assets: 0.49
Brokers: Morgan Stanley, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ
Purchased from: Banc of America

Securities Purchased:	Georgia-Pacific LLC 5.400% due 11/1/2020
Purchase/Trade Date:	10/27/2010
Offering Price of Shares: $99.413
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Funds Total Assets: 0.10
Brokers: Deutsche Bank Securities, JPMorgan, BofA Merrill Lynch,k
Credit Suisse, RBS, Mitsubishi UFJ Securities
Purchased from: JPMorgan

Securities Purchased:	Kilroy Realty LP 5.00% due 11/3/2015
Purchase/Trade Date:	10/27/2010
Offering Price of Shares: $99.939
Total Amount of Offering: $325,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.200
Percentage of Funds Total Assets: 0.27
Brokers: Barclays Capital, BofA Merrill Lynch, JPMorgan, Mitsubishi
UFJ SEcurities
Purchased from: Barclays Capital

Securities Purchased:	Arrow Electronics Inc. 5.500% due 3/15/2021
Purchase/Trade Date:	10/29/2010
Offering Price of Shares: $99.674
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $265,000
Percentage of Offering Purchased by Fund: 0.106
Percentage of Funds Total Assets: 0.11
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley
Purchased from: Banc of America





Securities Purchased:	Stanley Black & Decker Inc. PFD 4.250%
due 11/17/2015
Purchase/Trade Date:	11/1/2010
Offering Price of Shares: $100.00
Total Amount of Offering: $5,500,000
Amount Purchased by Fund: $2,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Funds Total Assets: 0.08
Brokers: BofA Merrill Lynch, Citi, JPMorgan, Morgan Stanley
Purchased from: Merrill Lynch

Securities Purchased:	Dow Chemical Co. 4.250% due 11/15/2020
Purchase/Trade Date:	11/4/2010
Offering Price of Shares: $99.725
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.017
Percentage of Funds Total Assets: 0.12
Brokers: Barclays Capital, BNP Paribas, Deutsche Bank Securities,
Mitsubishi UFJ Securities
Purchased from: Barclays Capital

Securities Purchased:	American International Group 6.40%
due 12/15/2020
Purchase/Trade Date:	11/30/2010
Offering Price of Shares: $99.741
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $1,080,000
Percentage of Offering Purchased by Fund: 0.072
Percentage of Funds Total Assets: 0.46
Brokers: BofA Merrill Lynch, Barclays Capital, Citi, Morgan Stanley Purchased from: Banc of America

Securities Purchased:	American Tower Corp. 4.500% due 1/15/2018
Purchase/Trade Date:	12/2/2010
Offering Price of Shares: $99.921
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $1,405,000
Percentage of Offering Purchased by Fund: 0.141
Percentage of Funds Total Assets: 0.61
Brokers: Citi, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBC Capital Markets, TD Securities, BNP Paribas, Credit Agricole CIB, Mitsubishi UFJ Securities, Mizuho Securities USA Inc.
Purchased from: Credit Suisse






Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $405,000
Percentage of Offering Purchased by Fund: 0.116
Percentage of Funds Total Assets: 0.17
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank,
BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets,
HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson
Humphrey
Purchased from: Banc of America

Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $310,000
Percentage of Offering Purchased by Fund: 0.069
Percentage of Funds Total Assets: 0.14
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America

Securities Purchased:	First Horizon National Corp. 5.375%
due 12/15/2015
Purchase/Trade Date:	12/15/2010
Offering Price of Shares: $99.669
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $380,000
Percentage of Offering Purchased by Fund: 0.076
Percentage of Funds Total Assets: 0.17
Brokers: Goldman Sachs, JPMorgan Securities LLC, Morgan Stanley & Co. Incorporated, FTN Financial Securities Corp., Deutsche Bank Securities Inc., RBC Capital Markets, LLC and UBS Securities LLC
Purchased from: Goldman Sachs









Securities Purchased:	Huntington BancShares Inc. 7.00%
due 12/15/2020
Purchase/Trade Date:	12/15/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $395,000
Percentage of Offering Purchased by Fund: 0.132
Percentage of Funds Total Assets: 0.17
Brokers: Goldman Sachs, Morgan Stanley, Sandler ONeill & Partners, LP and Barclays Capital
Purchased from: Goldman Sachs